UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 19, 2016

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Changes to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described more fully below under Item 5.07 of this Current Report on Form 8-K, on May 19, 2016, the stockholders of Liquidmetal Technologies, Inc. (the “Company”) approved the amendment and restatement of the Certificate of Incorporation of the Company (the “Amendment”) increasing the number of shares of common stock that the Company is authorized to issue from 700,000,000 shares to 1,100,000,000 shares.

The description of the Amendment described above is qualified in its entirety by the actual text of the Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected six directors to the Company’s board of directors, (ii) adopted the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 700,000,000 shares to 1,100,000,000 shares, (iii) granted advisory approval of the compensation of the Company’s named executive officers, and (iv) ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2016, each as more fully described below.

The final voting results were as follows:

Item No. 1:	Proposal to elect six directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2017.

Nominee	For	Withheld	Broker Non- Votes
Thomas Steipp	195,711,709	17,436,530	257,645,350
Yeung Tak Lugee Li	206,110,971	7,037,268	257,645,350
Abdi Mahamedi	192,748,374	20,399,865	257,645,350
Bob-Howard Anderson	195,421,292	17,726,947	257,645,350
Richard Sevcik	196,082,883	17,065,356	257,645,350
Walter Weyler	201,355,424	11,792,815	257,645,350

Item No. 2

Proposal to approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 700,000,000 shares to 1,100,000,000 shares.

For	Against	Abstain	Broker Non-Votes
423,918,801	44,132,794	2,741,994	-

Item No. 3	Proposal to grant advisory approval of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non- Votes
168,976,317	36,279,229	7,892,693	257,645,350

Item No. 4	Proposal to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal 2016.

For	Against	Abstain	Broker Non-Votes
445,873,586	15,913,117	9,006,886	-

Item 9.01           Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included in this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Thomas Steipp
Thomas Steipp,
President and Chief Executive Officer

Date: May 20, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Liquidmetal Technologies, Inc.